Exhibit 32.1

CERTIFICATION PURSUANT TO
18 U.S.C. 1350
(SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002)

In connection with the Special Financial Report on Form 10-K of Focus Impact BH3 NewCo, Inc. (the “Company”) for the year ended December 31, 2024, as filed with the Securities and Exchange Commission (the “Report”), I, Carl Stanton, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. §1350, as added by §906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge:

1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company as of and for the period covered by the Report.

Dated: May 6, 2025	/s/ Carl Stanton
Name: Carl Stanton
Title: Chief Executive Officer
(Principal Executive, Financial and Accounting Officer)